UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2025

Par Pacific Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Town & Country Lane, Suite 1500
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(281) 899-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange of which registered
Common stock, $0.01 par value	PARR	New York Stock Exchange

Item 5.07          Submission of Matters to a Vote of Security Holders.

The Company held its 2025 Annual Meeting of Stockholders on May 1, 2025. The following proposals were submitted to the holders of the Company’s common stock for a vote:

1.	The election of ten nominees to the Board of Directors;

2.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3.
The approval of an amendment to the 2018 Par Pacific Holdings, Inc. Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) that provides for an increase in the maximum number of shares of our common stock reserved and available for issuance by 500,000 shares.

The results of such votes were as follows:

1.	The following votes were cast in the election of the Board of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld	Number of Broker Non-Votes
Robert Silberman	38,755,476	3,853,517	3,503,309
Curtis Anastasio	42,351,211	257,782	3,503,309
Timothy Clossey	42,352,185	256,808	3,503,309
Philip S. Davidson	38,293,883	4,315,110	3,503,309
Katherine Hatcher	30,585,257	12,023,736	3,503,309
Patricia Martinez	34,176,281	8,432,712	3,503,309
William Monteleone	42,383,024	225,969	3,503,309
William Pate	42,360,173	248,820	3,503,309
Eric Yeaman	34,174,718	8,434,275	3,503,309
Aaron Zell	41,222,822	1,386,171	3,503,309

 2. The following votes were cast in the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
45,576,715	491,164	44,422	0

3.         The following votes were cast on the approval of an amendment to the Employee Stock Purchase Plan that provides for an increase in the maximum number of shares of our common stock reserved and available for issuance by 500,000 shares:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
42,502,345	64,500	42,147	3,503,309

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Pacific Holdings, Inc.

Dated: May 5, 2025	/s/ Jeffrey R. Hollis
Jeffrey R. Hollis Senior Vice President, General Counsel, and Secretary